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                     METROPOLITAN LIFE SEPARATE ACCOUNT E
              METLIFE ASSET BUILDER(R) VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

                        SUPPLEMENT DATED MARCH 13, 2013
           TO THE PROSPECTUS DATED APRIL 30, 2012 (THE "PROSPECTUS")

This supplement describes changes to the MetLife Asset Builder variable annuity contracts (the "Contracts") issued by Metropolitan Life Insurance Company ("MetLife", "we," "us," or "our").

This supplement revises and, to the extent inconsistent therewith, replaces information contained in the Prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the Prospectus.

This supplement should be read in its entirety and kept together with your Prospectus for future reference. If you would like another copy of the Prospectus, write to us at MetLife Retirement Products, P.O. Box 14660, Lexington, KY 40512-4660, Attention: MetLife Asset Builder Unit or call us at
(866) 438-6477 to request a free copy.

   RESTRICTIONS ON ALLOCATIONS AND TRANSFERS TO THE FIXED INTEREST ACCOUNT; DISCONTINUANCE OF AUTOMATED INVESTMENT STRATEGIES

   As of the close of the New York Stock Exchange on April 5, 2013, You may not allocate subsequent purchase payments to the Fixed Interest Account or make transfers from the Investment Divisions to the Fixed Interest Account. You will still be permitted to transfer amounts among the Investment Divisions. You should consider how significant the ability to make allocations or transfers to the Fixed Interest Account is for your long-term investment plans. Please see "Limits on Purchase Payments" and "Transfer Privilege" in the Prospectus. These restrictions will remain in place until the interest rate we credit to the Fixed Interest Account is no longer equal to the guaranteed minimum interest rate under the Contract. We will notify you in writing when these restrictions are lifted.

   In addition, all Automated Investment Strategies will be discontinued as of the close of New York Stock Exchange on April 5, 2013. After this date, You will be responsible for any rebalancing and reallocations within your account that we previously administered under the Automated Investment Strategies.

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

MetLife Retirement Products
P.O. Box 14660
Lexington, KY 40512-4660
Attention: MetLife Asset Builder Unit
Telephone: (866) 438-6477